UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2019

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed on November 7, 2019, ParTech, Inc., a New York corporation (the “Company”) and a wholly owned subsidiary of PAR Technology Corporation, a Delaware corporation (“PAR Technology”), and PAR Technology, entered into an Interest Purchase Agreement (the “Purchase Agreement”) with The Drew D. Peloubet Family Trust DTD 6/29/09, Steven A. Roberts, Gary Saling, and PJCDSG, Inc., a Florida corporation (“Parent Seller” and, collectively with The Drew D. Peloubet Family Trust DTD 6/29/09, Steven A. Roberts, and Gary Saling, the “Sellers”), and Drew D. Peloubet with respect to certain representations, warranties and covenants.

Pursuant to the Purchase Agreement, on December 18, 2019, the Company completed the acquisition of 100% of the limited liability company interests of AccSys, LLC, a Delaware limited liability company (f/k/a AccSys, Inc., and otherwise known as Restaurant Magic (“Restaurant Magic”)), in consideration of $42.0 million (the “Transaction”), consisting of $13.0 million of cash, subject to post-closing purchase price adjustments, $27.0 million of PAR Technology restricted stock (the “Share Consideration”), and a $2.0 million subordinated promissory note. The Sellers also have the opportunity to earn additional purchase price consideration subject to the achievement of post-closing revenue focused milestones. PAR Technology also assumed awards granted under Restaurant Magic’s long term incentive plan to employees and contractors for an aggregate of $2.0 million of restricted stock units covering shares of PAR Technology common stock. The restricted stock units will vest in equal annual installments over three (3) years, subject to continued service requirements.

The information provided in Item 1.01. Entry into a Material Definitive Agreement in PAR Technology’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 7, 2019 (“Prior 8-K”) and the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Prior 8-K are incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The restricted shares of PAR Technology common stock to be issued as Share Consideration and as Earn-Out Shares will be exempt from the registration requirements under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure

On December 19, 2019, PAR Technology issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

To the extent financial statements are required to be filed under Item 9.01(a) and pro forma financial information is required to be filed under Item 9.01(b), they will be filed by an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1*	PAR Technology Corporation Press Release dated December 19, 2019

*The information in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: December 19, 2019	/s/Bryan A. Menar
Bryan A. Menar
Chief Financial and Accounting Officer
(Principal Financial Officer)